UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 17, 2005

Date of Report (Date of earliest event reported)

HURON CONSULTING GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

550 West Van Buren Street

Chicago, Illinois

60607

(Address of principal executive offices)

(Zip Code)

(312) 583-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 16, 2005, Huron Consulting Group Inc. conducted a webcast conference call with analysts and investors to discuss its earnings for the last quarter of 2004 and to provide guidance for 2005. We are providing supplemental calculations as an additional response to questions asked with respect to projected 2005 shares outstanding discussed in the webcast conference. A copy of the supplemental calculations are filed as Exhibit 99.1 hereto and incorporated herein. Huron Consulting Group Inc. intends to furnish on a Form 8-K a full transcript of the webcast conference call when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date: February 17, 2005	By:	/s/ Gary L. Burge
Gary L. Burge
Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Supplemental Calculations